UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 16, 2024

Brown-Forman Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-00123	61-0143150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Dixie Highway,	Louisville,	Kentucky	40210
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (502) 585-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (voting), $0.15 par value	BFA	New York Stock Exchange
Class B Common Stock (nonvoting), $0.15 par value	BFB	New York Stock Exchange
1.200% Notes due 2026	BF26	New York Stock Exchange
2.600% Notes due 2028	BF28	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

On December 16, 2024, Brown-Forman Corporation (the "Company") announced the appointment of Angela S. Enyard as Senior Vice President, Chief Accounting Officer, effective May 1, 2025. Ms. Enyard will succeed Kelli Nelson Brown, Senior Vice President, Chief Accounting Officer, who informed the Company on December 16, 2024 of her intention to retire, effective April 30, 2025.

Angela S. Enyard, 37, has served as Vice President, Global Business Solutions since December 2024. Prior to that time, she served as Finance Director, Distilleries and Barrel Whiskey Inventory from August 2021 to November 2024, Director, Finance Operations - USA and Canada from August 2019 to August 2021, and held previous roles of increasing responsibility in accounting and finance since first joining the Company in 2013. Prior to joining the Company, Ms. Enyard began her career in public accounting with KPMG. Ms. Enyard holds a Master of Science degree in Accounting from the University of Kentucky and is a Certified Public Accountant.

In connection with her appointment, Ms. Enyard's compensation will increase, effective May 1, 2025, as follows: annual salary, including holiday bonus, will increase to $291,676; and short-term and long-term equity incentive compensation opportunities at target will increase to $110,200 and $186,300, respectively.

Details regarding the Company's executive compensation program are included in the Compensation Discussion and Analysis section of the Company's definitive proxy statement for the 2024 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on June 21, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN-FORMAN CORPORATION
(Registrant)

Date: December 19, 2024	/s/ Michael E. Carr, Jr.
Michael E. Carr, Jr.
Executive Vice President, General Counsel and Corporate Secretary